Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 2 TO FINANCING AGREEMENT

AMENDMENT NO. 2 TO FINANCING AGREEMENT, dated as of March 10, 2017 (this “Amendment”), is an amendment to the Financing Agreement, dated as of January 11, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Accuray Incorporated, a Delaware corporation (the “Administrative Borrower”), TomoTherapy Incorporated, a Wisconsin corporation (“TomoTherapy”), and together with the Administrative Borrower, each a “Borrower” and, collectively, the “Borrowers”), each subsidiary of the Administrative Borrower listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Cerberus Business Finance, LLC, a Delaware limited liability company (“Cerberus”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Administrative Borrower, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.         Defined Terms. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2.         Amendments.

(a)           New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

“‘Second Amendment’ means Amendment No. 2 to Financing Agreement, dated as of March 10, 2017, among the Administrative Borrower, the Agents and the Lenders.”

“‘Second Amendment Effective Date’ means the date on which the Second Amendment shall become effective in accordance with its terms.”

“‘Second Amendment Letter of Credit’ has the meaning specified therefor in Section 4 of this Amendment.”

“‘Specified Conditions’ means (i) the Secured Leverage Ratio of the Parent and its Subsidiaries shall be less than or equal to 2.40:1.00 for any four consecutive fiscal quarters, (ii) no Default or Event of Default has occurred and is continuing and (iii) an Authorized Officer of the Parent has provided the Administrative Agent with a certificate stating that the conditions set forth in clauses (i) and (ii) above have been satisfied and, in the case of the Secured Leverage Ratio, showing the calculation thereof for each such consecutive fiscal quarter.”

(b)           Existing Definitions.

(i)            The definition of “Applicable Margin” is hereby amended and restated to read in its entirety as follows:

“‘Applicable Margin’ means, as of any date of determination, with respect to the interest rate of (a) any Reference Rate Loan or any portion thereof, 5.25% per annum, and (b) any LIBOR Rate Loan or any portion thereof, 7.50% per annum; provided, that, upon the satisfaction of the Specified Conditions, the interest with respect to (a) any Reference Rate Loan or any portion thereof shall be decreased to 4.75% per annum, and (b) any LIBOR Rate Loan or any portion thereof shall be decreased to 7.00% per annum.”

(c)           The definition of “Fixed Charges” is hereby amended by adding the following new clause (D) to the first parenthetical therein:

“and (D) reimbursement obligations in respect of the Second Amendment Letter of Credit”

(d)           The definition of “Permitted Indebtedness” is hereby amended by adding the following new clause (o):

“(o) Indebtedness incurred by any Borrower constituting reimbursement obligations with respect to the Second Amendment Letter of Credit.”

(e)           The definition of “Permitted Liens” is hereby amended by adding the following new clause (p):

“(p) Liens on cash or Cash Equivalents in favor of the issuer of the Second Amendment Letter of Credit securing reimbursement obligations and payment of customary fees in respect of the Second Amendment Letter of Credit in an amount not exceeding 105% of the face amount of the Second Amendment Letter of Credit.”

(f)            The definition of “Total Indebtedness” is hereby amended by adding the following new clause (iii) to the proviso therein:

“and (iii) Indebtedness in respect of the Second Amendment Letter of Credit.”

(g)           Section 2.05(c) (Mandatory Prepayment). Section 2.05(c) of the Financing Agreement is hereby amended by adding a new clause (vi) to the end thereof to read in its entirety as follows:

“(vi) If (A) on or before October 31, 2018, the Specified Conditions have not been satisfied or (B) the Second Amendment Letter of Credit is due to expire by its terms within 45 days (other than pursuant to the terms set forth in Section 7.01(s)), upon the election of the Administrative Agent, (x) the Administrative Agent may draw upon all or any portion of the Second Amendment Letter of Credit, (y) the Administrative Agent shall apply 100% of the proceeds of any such drawing on the Second Amendment Letter of Credit to the outstanding principal of the Loans and (z) the Borrowers shall be deemed to be required to prepay and to have prepaid the outstanding principal amount of the Loans in an amount equal to 100% the proceeds received by the Administrative Agent from such drawing on the Second Amendment Letter of Credit,”

(h)           Section 7.01 (Affirmative Covenants). Section 7.01 of the Financing Agreement is hereby amended by adding a clause to the end thereof to read in its entirety as follows:

“(s) Until the Specified Conditions have been satisfied, maintain the Second Amendment Letter of Credit in a stated amount of not less than $12,500,000 (it being understood and agreed that the face amount of the Second Amendment Letter of Credit may be reduced dollar-for-dollar by the amount of any prepayments of the Loan made with the proceeds of a drawing under the Second Amendment Letter of Credit pursuant to Section 2.05(c)(vi)).”

(i)            Section 7.03(a) (Consolidated EBITDA). Section 7.03(a) of the Financing Agreement is hereby amended by amending and restating the table set forth therein to read as follows:

“Fiscal Quarter End	Consolidated EBITDA
March 31, 2017	$14,700,000
June 30, 2017	$23,200,000
September 30, 2017	$24,500,000
December 31, 2017	$29,400,000
March 31, 2018	$34,100,000
June 30, 2018	$33,800,000
September 30, 2018	$48,200,000
December 31, 2018	$48,200,000
March 31, 2019	$48,200,000
June 30, 2019	$60,700,000
September 30, 2019	$60,700,000
December 31, 2019	$60,700,000
March 31, 2020	$60,700,000
June 30, 2020 and the last day of each fiscal quarter ended thereafter	$73,050,000”

(j)            Section 7.03(b) (Secured Leverage Ratio).     Section 7.03(b) of the Financing Agreement is hereby amended by amending and restating the table set forth therein to read as follows:

“Fiscal Quarter End	Secured Leverage Ratio
March 31, 2017	4.10:1.00
June 30, 2017	2.60:1.00
September 30, 2017	2.40:1.00
December 31, 2017	2.00:1.00
March 31, 2018	1.70:1.00
June 30, 2018	1.70:1.00
September 30, 2018	1.25:1.00
December 31, 2018	1.25:1.00
March 31, 2019	1.25:1.00
June 30, 2019	0.95:1.00
September 30, 2019	0.95:1.00
December 31, 2019	0.95:1.00
March 31, 2020	0.95:1.00
June 30, 2020 and the last day of each fiscal quarter ended thereafter	0.75:1.00”

(k)           Section 7.03(c) (Total Leverage Ratio). Section7.03(c) of the Financing Agreement is hereby amended by amending and restating the table set forth therein to read as follows:

“Fiscal Quarter End	Total Leverage Ratio
March 31, 2017	11.90:1.00
June 30, 2017	7.55:1.00
September 30, 2017	7.10:1.00
December 31, 2017	6.70:1.00
March 31, 2018	5.75:1.00
June 30, 2018	5.75:1.00
September 30, 2018	3.65:1.00
December 31, 2018	3.65:1.00
March 31, 2019	3.65:1.00
June 30, 2019	2.85:1.00
September 30, 2019	2.85:1.00
December 31, 2019	2.85:1.00
March 31, 2020	2.85:1.00
June 30, 2020 and the last day of each fiscal quarter ended thereafter	2.30:1.00”

(1)           Section 7.03(d) (Fixed Charge Coverage Ratio). Section 7.03(d) of the Financing Agreement is hereby amended by amending and restating the table set forth therein to read as follows:

“Fiscal Quarter End	Fixed Charge Coverage Ratio
March 31, 2017	0.70:1.00
June 30, 2017	1.05:1.00
September 30, 2017	1.05:1.00
December 31, 2017	1.10:1.00
March 31, 2018	1.25:1.00
June 30, 2018	1.25:1.00
September 30, 2018	1.75:1.00
December 31, 2018	1.75:1.00
March 31, 2019	1.75:1.00
June 30, 2019	2.05:1.00
September 30, 2019	2.05:1.00
December 31, 2019	2.05:1.00
March 31, 2020	2.05:1.00
June 30, 2020 and the last day of each fiscal quarter ended thereafter	2.60:1.00”

(m)          Section 9.01 (Events of Default). Section 9.01 of the Financing Agreement is hereby amended by adding a clause after clause (s) thereof to read in its entirety as follows:

“(t) at any time prior to the satisfaction of the Specified Conditions, (i) if the Second Amendment Letter of Credit shall for any reason cease to be in full force and effect other than in accordance with its express terms, (ii) the issuer of the Second Amendment Letter of Credit shall fail to perform its obligations thereunder or shall, in writing, terminate or repudiate the Second Amendment Letter of Credit or deny that its obligations thereunder are valid, binding and enforceable, or (iii) the Second Amendment Letter of Credit is not extended to a date that is later than 90 days after the Final Maturity Date on or before the date that is 90 days prior to its expiration date;”

(n)           Section 9.01 (Events of Default). Section 9.01 of the Financing Agreement is hereby amended by adding the following sentence to the end of the last paragraph thereof:

“In addition to the other remedies provided for herein, the Administrative Agent shall have the right to draw on the Second Amendment Letter of Credit and apply the proceeds thereof to the outstanding principal balance of the Loan.”

3.           Conditions to Effectiveness. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agents, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agents is hereinafter referred to as the “Second Amendment Effective Date”):

(a)         Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in this Amendment,

Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the Second Amendment Effective Date are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)                                Execution of Amendment. The Agents and the Lenders shall have executed this Amendment and shall have received a counterpart to this Amendment, duly executed by the Administrative Borrower.

(c)                                  Payment of Fees, Etc. The Administrative Borrower shall have paid on or before the Second Amendment Effective Date all fees, costs and expenses then payable by the Borrowers pursuant to the Loan Documents, including, without limitation, Section 12.04 of the Financing Agreement.

(d)                                 Delivery of Documents. The Collateral Agent shall have received on or before the Second Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Second Amendment Effective Date:

(i)                                     a copy of the resolutions of the Administrative Borrower, certified as of the Second Amendment Effective Date by an Authorized Officer thereof, authorizing (A) the transactions contemplated hereby and (B) the execution, delivery and performance by the Administrative Borrower of this Amendment, the performance of the Loan Documents as amended thereby;

(ii)                                  a certificate of an Authorized Officer of the Administrative Borrower, certifying the names and true signatures of the representatives of the Administrative Borrower authorized to sign this Amendment, together with evidence of the incumbency of such authorized officers; and

(iii)                               a certificate of an Authorized Officer of the Administrative Borrower, certifying as to the matters set forth in subsection (a) of this Section 3.

(e)                                  Amendment Fee. The Administrative Agent shall have received an amendment fee equal to $300,000 (the “Amendment Fee”), which fee is fully earned and payable upon execution of this Amendment. For the avoidance of doubt, the Amendment Fee shall be deemed a “Consolidated Net Interest Expense” pursuant to clause (a)(ii) of the definition of “Consolidated EBITDA” set forth in the Financing Agreement.

4.                                      Post-Second Amendment Effective Date Obligations. The Loan Parties hereby agree to deliver to the Agents on or before March 15, 2017, or such later date as the Agents shall agree in their reasonable discretion, the original letter of credit in the stated amount of $12,500,000 issued by Wells Fargo Bank, National Association, or another commercial bank acceptable to the

Administrative Agent, for the benefit of the Administrative Agent substantially in the form of Exhibit A attached hereto (the “Second Amendment Letter of Credit”).

5.                                      Representations and Warranties. The Administrative Borrower represents and warrants as follows:

(a)                                 Organization, Good Standing, Etc. The Administrative Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect.

(b)                                 Authorization, Etc. The execution, delivery and performance by the Administrative Borrower of this Amendment, and the performance of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Governing Documents or any applicable Requirement of Law in any material respect or any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(c)                                  Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Amendment by the Administrative Borrower, and the performance of the Financing Agreement, as amended hereby.

(d)                                 Enforceability of the Second Amendment. This Amendment and the Financing Agreement, as amended hereby, when delivered hereunder, will be a legal, valid and binding obligation of the Administrative Borrower, enforceable against the Administrative Borrower in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

6.                                      Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties and their Affiliates under the Financing Agreement and the other Loan Documents that are required to have been performed on or prior to the date hereof. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Second Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral. The foregoing release does not release or discharge, or operate to waive performance by, the Agents or the Lenders of their express agreements and obligations stated in the Loan Documents on or after the Second Amendment Effective Date.

7.                                 Reaffirmation. The Administrative Borrower (on behalf of the Borrowers) hereby reaffirms its obligations under each Loan Document to which it is a party. The Administrative Borrower (on behalf of the Borrowers) hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

8.                                 Miscellaneous.

(a)                                 Continued Effectiveness of the Financing Agreement and the Other Loan Documents. Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Second Amendment Effective Date (i) all references in the Financing Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the “Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment. To the extent that the Financing Agreement or any other Loan Document purports to pledge to the Collateral Agent, or to grant to the Collateral Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agents and the Lenders under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document.

(b)                                 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(c)                                  Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)                                 Costs and Expenses. The Borrower agrees to pay on demand all fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment.

(e)                                  Second Amendment as Loan Document. The Administrative Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Administrative Borrower under or in connection with this Amendment, which representation or warranty is (A) subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any respect when made or deemed made, or (B) not subject to a materiality or a Material Adverse Effect qualification, shall have been incorrect in any material respect when made or deemed made or (ii) the Administrative Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(f)                                   Severability.                        Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(g)                                  Governing Law. This Amendment shall be governed by the laws of the State of New York.

(h)                                 Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the Administrative Borrower (on behalf of the Borrowers) has caused this Amendment to be executed and delivered by its respective duly authorized officers as of the date first written above.

ADMINISTRATIVE BORROWER:

ACCURAY INCORPORATED

By:	/s/ Kevin Waters
	Name:	Kevin Waters
	Title:	SVP, Chief Financial Officer

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	CEO

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Vice President

CERBERUS AUS LEVERED II LP

By:	CAL II GP LLC,
Its General Partner

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Vice President

CERBERUS AUS LEVERED HOLDINGS LP

By:	CAL I GP Holdings LLC,
Its General Partner

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Senior Managing Director

CERBERUS ICQ LEVERED LLC

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Vice President

CERBERUS ICQ OFFSHORE LEVERED LP

By:	Cerberus ICQ Offshore GP LLC,
Its General Partner

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Senior Managing Director

CERBERUS KRS LEVERED LLC

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Vice President

CERBERUS LOAN FUNDING XV L.P.

By:	Cerberus ICQ GP, LLC,
Its General Partner

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Vice President

CERBERUS OFFSHORE LEVERED III LP

By:	COL III GP Inc.
Its General Partner

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Vice President

CERBERUS SWC LEVERED II LLC

By:	/s/ Daniel E.Wolf
Name:	Daniel E.Wolf
Title:	Vice President

Exhibit A

Second Amendment Letter of Credit

See attached.

Wells Fargo Bank, N.A.
U.S. Trade Services
Standby Letters of Credit
794 Davis Street, 2nd Floor
MAC A0283-023,
San Leandro, CA 94577-6922
Phone: 1(800) 798-2815 Option 1
E-Mail: sftrade@wellsfargo.com

Irrevocable Standby Letter Of Credit

Number : IS0497291U

Issue Date : March 10, 2017

BENEFICIARY:

CERBERUS BUSINESS FINANCE, LLC

875 THIRD AVENUE

NEW YORK, NEW YORK 10022

ATTN: DANIEL WOLF AND PHILIP LINDENBAUM

APPLICANT:

ACCURAY INCORPORATED
1310 CHESAPEAKE TERRACE
SUNNYVALE, CALIFORNIA 94089

AMOUNT: USD 12,500,000.00 (UNITED STATES DOLLARS TWELVE MILLION FIVE HUNDRED THOUSAND AND 00/100), SUBJECT TO REDUCTION AS BELOW.

DATE AND PLACE OF EXPIRATION: JANUARY 31, 2018 AT WELLS FARGO BANK, N. A., SUBJECT TO EXTENSION AS SET FORTH BELOW.

GENTLEMEN:

AT THE REQUEST OF ACCURAY INCORPORATED (THE “APPLICANT”), WELLS FARGO BANK, N. A., U.S. TRADE SERVICES, STANDBY LETTER OF CREDIT, 794 DAVIS STREET, 2ND FLOOR, SAN LEANDRO, CA 94577-6922 (‘BANK”), DOES HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. IS0497291U IN FAVOR OF CERBERUS BUSINESS FINANCE, LLC (THE “BENEFICIARY”) IN AN AMOUNT EQUAL TO UNITED STATES DOLLARS TWELVE MILLION FIVE HUNDRED THOUSAND AND 00/100 (USD 12,500,000.00). THIS LETTER OF CREDIT IS EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT EXPIRES AT OUR CLOSE OF BUSINESS ON JANUARY 31, 2018, SUBJECT TO EXTENSIONS AS SET FORTH BELOW. THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY, INCLUDING ANY SUCCESSOR UNDER RULE 612 OF ISP 98.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL ONE YEAR PERIODS FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS AT LEAST FORTY FIVE (45) DAYS BEFORE ANY SUCH EXPIRATION DATE WE NOTIFY THE BENEFICIARY IN WRITING BY OVERNIGHT COURIER AT THE ADDRESS ABOVE THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD. IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND JANUARY 11, 2021 WHICH WILL BE CONSIDERED THE FINAL EXPIRATION DATE. ANY REFERENCE TO A FINAL EXPIRATION DATE DOES NOT IMPLY THAT WE ARE OBLIGATED TO EXTEND THE EXPIRATION DATE BEYOND THE INITIAL OR ANY EXTENDED DATE THEREOF.

UPON RECEIPT BY THE BENEFICIARY OF SUCH NOTICE, THE BENEFICIARY MAY DRAW ON US HEREUNDER

Each page of this document is an integral part

of this Irrevocable Standby Letter of Credit Number 150497291U

1

FOR THE FULL AMOUNT OF THIS LETTER OF CREDIT.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO THE BENEFICIARY UPON PRESENTATION TO US OF A SIGHT DRAFT IN THE FORM OF EXHIBIT A ATTACHED HERETO (THE “SIGHT DRAFT”), ACCOMPANIED BY A CERTIFICATE IN THE FORM AS ANY OF EXHIBIT B OR EXHIBIT C ATTACHED HERETO (THE “DRAWING CERTIFICATE,” AND TOGETHER WITH THE SIGHT DRAFT, THE “DRAWING DOCUMENTS”), EACH APPROPRIATELY COMPLETED AND PURPORTEDLY SIGNED BY THE BENEFICIARY AND DELIVERED BY HAND OR OVERNIGHT COURIER SERVICE TO US AT THE ADDRESS SPECIFIED IN SUCH EXHIBIT.

WE SHALL HONOR ANY DRAWING MADE IN ACCORDANCE WITH THE FOREGOING FOLLOWING PRESENTATION OF THE DRAWING DOCUMENTS, IF ON OR BEFORE 11:00 A.M., NOT LATER THAN THE THIRD BANKING DAY OR, IF AFTER 11:00 A.M., NOT LATER THAN THE FOURTH BANKING DAY.

DRAFTS AND ALL CERTIFICATES AND NOTICES PROVIDED FOR IN THIS LETTER OF CREDIT, ADDRESSED TO US, AND PRESENTED HEREUNDER (INDIVIDUALLY A “NOTICE,” AND COLLECTIVELY, “NOTICES”) SHALL BE DATED AS OF THE DATE OF PRESENTATION AND MAY BE PRESENTED EITHER BY HAND OR OVERNIGHT COURIER SERVICE TO US AT OUR ADDRESS IN THE FIRST PARAGRAPH ABOVE, TO THE ATTENTION OF THE LETTER OF CREDIT DEPARTMENT; PROVIDED, HOWEVER THAT ANY PRESENTATION OF EXHIBIT A, B OR C SHALL BE PRESENTED BY HAND OR OVERNIGHT COURIER SERVICE TO US AT THE ADDRESS SPECIFIED IN SUCH EXHIBIT, AND SUCH NOTICE SHALL NOT BE DEEMED TO HAVE BEEN PRESENTED UNTIL ACTUALLY RECEIVED.

AS USED HEREIN THE TERM “BANKING DAY” SHALL MEAN A DAY OF THE YEAR ON WHICH OUR SAN LEANDRO U.S. TRADE SERVICES - STANDBY LETTERS OF CREDIT OFFICE IS OPEN FOR BUSINESS.

DRAWINGS MAY BE PRESENTED TO US AT OUR ABOVE OFFICE BY HAND DELIVERY OR DELIVERED TO US BY U.S. POSTAL SERVICE MAIL, REGISTERED MAIL OR CERTIFIED MAIL OR BY EXPRESS COURIER OR OVERNIGHT COURIER. DRAWINGS MAY ALSO BE PRESENTED TO US BY FACSIMILE TRANSMISSION TO FACSIMILE NUMBER 336-735-0952 (EACH SUCH DRAWING, A “FAX DRAWING”); PROVIDED, HOWEVER, THAT A FAX DRAWING WILL NOT BE EFFECTIVELY PRESENTED UNTIL YOU CONFIRM BY TELEPHONE OUR RECEIPT OF SUCH FAX DRAWING BY CALLING US AT TELEPHONE NUMBER 1-800-798-2815 (OPTION 1). IF YOU PRESENT A FAX DRAWING UNDER THIS LETTER OF CREDIT YOU DO NOT NEED TO PRESENT THE ORIGINAL OF ANY DRAWING DOCUMENTS, AND IF WE RECEIVE ANY SUCH ORIGINAL DRAWING DOCUMENTS THEY WILL NOT BE EXAMINED BY US. IN THE EVENT OF A FULL OR FINAL DRAWING THE ORIGINAL LETTER OF CREDIT MUST BE RETURNED TO US BY OVERNIGHT COURIER.

WE HEREBY AGREE THAT THE DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION AND DELIVERY AS SPECIFIED ABOVE. IF ANY DOCUMENT PRESENTED TO US DOES NOT CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE WILL PROMPTLY NOTIFY YOU IN WRITING, STATING THE REASONS WHY PAYMENT WAS NOT EFFECTED, AND THAT WE WILL AT YOUR DIRECTION EITHER HOLD ANY DOCUMENTS AT YOUR DISPOSAL OR RETURN THE SAME TO YOU. UPON BEING NOTIFIED THAT ANY SUCH DOCUMENTS WERE NOT ACCEPTED IN ACCORDANCE WITH THIS LETTER OF CREDIT, YOU MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DRAWING.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LETTER OF CREDIT IS OUR INDIVIDUAL OBLIGATION AND IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION WHATSOEVER NOT SET FORTH IN THIS LETTER OF CREDIT OR THE EXHIBITS HERETO. THIS LETTER OF CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT THE WRITTEN CONSENT OF US AND THE BENEFICIARY.

ALL FEES AND CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LETTER OF CREDIT AND THE EXHIBITS

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HERETO SET FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE AGREE IN THE EVENT THAT THE ORIGINAL OF THIS LETTER OF CREDIT IS LOST, STOLEN, MUTILATED OR DESTROYED THAT UPON YOUR REQUEST, WE WILL PROVIDE A REPLACEMENT TO THE ORIGINAL OF THIS LETTER OF CREDIT IN THE FORM OF AN AUTHENTICATED COPY OF THE ORIGINAL LETTER OF CREDIT PROVIDED THAT YOUR REQUEST IS ACCOMPANIED BY YOUR INDEMNIFICATION IN FORMAT AND SUBSTANCE ACCEPTABLE TO US AND OUR CUSTOMARY FEE. WE FURTHER AGREE THAT FOR PURPOSES OF THIS LETTER OF CREDIT, SUCH AN AUTHENTICATED COPY OF THIS LETTER OF CREDIT SHALL BE CONSIDERED THE ORIGINAL OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS GOVERNED BY ISP98 (THE INTERNATIONAL STANDBY PRACTICES), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590 (THE “ISP98”), AS TO MATTERS NOT GOVERNED BY ISP98, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION IN BUSINESS AS DESCRIBED IN RULE 3.14 OF ISP98, WE HEREBY SPECIFICALLY AGREE TO EFFECT PAYMENT IF THIS LETTER OF CREDIT IS DRAWN AGAINST US THIRTY (30) DAYS AFTER THE RESUMPTION OF BUSINESS.

Very Truly Yours,

WELLS FARGO BANK, N.A.

By:
Authorized Signature

The original of the Letter of Credit contains an embossed seal over the Authorized Signature.

Please direct any written correspondence or inquiries regarding this Letter of Credit, always quoting our reference number, to Wells Fargo Bank, National Association, Attn: U.S. Standby Trade Services

at either		or
	794 Davis Street, 2nd Floor		401 N. Research Pkwy, 1st Floor
	MAC A0283-023,		MAC D4004-017,
	San Leandro, CA 94577-6922		WINSTON-SALEM, NC 27101-4157

Phone inquiries regarding this credit should be directed to our Standby Customer Connection Professionals

1-800-798-2815 Option 1	1-800-776-3862 Option 2
(Hours of Operation: 8:00 a.m. PT to 5:00 p.m. PT)	(Hours of Operation: 8:00 a.m. EST to 5:30 p.m. EST)

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EXHIBIT A

FORM OF SIGHT DRAFT

DATE AND PLACE:

AT SIGHT

PAY TO THE ORDER OF:                         [BENEFICIARY]

AMOUNT                                [IN WORDS AND FIGURES]

DRAWN UNDER WELLS FARGO BANK, N.A. STANDBY LETTER OF CREDIT NO. IS0497291U, DATED MARCH 10, 2017

TO:

WELLS FARGO BANK, N. A.

U.S. TRADE SERVICES, STANDBY LETTER OF CREDIT,

794 DAVIS STREET, 2ND FLOOR

SAN LEANDRO, CA 94577-6922

CERBERUS BUSINESS FINANCE, LLC

BY:
TITLE:

4

EXHIBIT B

DRAWING CERTIFICATE

IRREVOCABLE STANDBY LETTER OF CREDIT NO. IS0497291U

                    ,201

TO:

WELLS FARGO BANK, N. A.

U.S. TRADE SERVICES, STANDBY LETTER OF CREDIT,

794 DAVIS STREET, 2ND FLOOR

SAN LEANDRO, CA 94577-6922

LADIES AND GENTLEMEN:

1. THE UNDERSIGNED, THE BENEFICIARY OF THE ABOVE REFERENCED LETTER OF CREDIT (THE “BENEFICIARY”), HEREBY CERTIFIES THAT (I) [A SPECIFIED CONDITION (AS DEFINED IN THAT CERTAIN FINANCING AGREEMENT, DATED AS OF JANUARY 11, 2016, BY AND AMONG THE ACCURAY INCORPORATED, AS BORROWER, TOMOTHERAPY INCORPORATED, AS BORROWER, THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND THE BENEFICIARY AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT FOR THE LENDERS (AS AMENDED, THE “FINANCING AGREEMENT”)) HAS NOT OCCURRED ON OR BEFORE              ] [OR] [AN EVENT OF DEFAULT (AS DEFINED IN THAT CERTAIN FINANCING AGREEMENT, DATED AS OF JANUARY 11, 2016, BY AND AMONG THE ACCURAY INCORPORATED, AS BORROWER, TOMOTHERAPY INCORPORATED, AS BORROWER,THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND THE BENEFICIARY AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT FOR THE LENDERS (AS AMENDED, THE “FINANCING AGREEMENT”)) HAS OCCURRED AND IS CONTINUING] AND (II) THE BENEFICIARY IS ENTITLED TO PAYMENT PURSUANT TO THE FINANCING AGREEMENT IN THE AMOUNT OF UNITED STATED DOLLARS                 [NOT TO EXCEED UNITED STATES DOLLARS TWELVE MILLION FIVE HUNDRED THOUSAND AND 00/100 (USD 12,500,000.00)], THAT SUCH AMOUNT IS NOW DUE AND PAYABLE UNDER THE TERMS OF SUCH FINANCING AGREEMENT.

2. THE DRAFT ACCOMPANYING THIS CERTIFICATE IS IN AN AMOUNT EQUAL TO THE AMOUNT OF THE PAYMENT NOW DUE REFERRED TO IN PARAGRAPH 1 ABOVE.

3. PAYMENT OF THE DRAFT ACCOMPANYING THIS CERTIFICATE SHOULD BE MADE AVAILABLE, SUBJECT TO THE TERMS OF THE ABOVE REFERENCED LETTER OF CREDIT, TO THE ACCOUNT OF THE UNDERSIGNED AS FOLLOWS: [SPECIFY ACCOUNT DETAILS].

VERY TRULY YOURS,

CERBERUS BUSINESS FINANCE, LLC

BY:
TITLE:

5

EXHIBIT C

NON-RENEWAL DRAWING CERTIFICATE

IRREVOCABLE STANDBY LETTER OF CREDIT NO. IS0497291U

               ,201

TO:

WELLS FARGO BANK, N. A.

U.S. TRADE SERVICES, STANDBY LETTER OF CREDIT,

794 DAVIS STREET, 2ND FLOOR

SAN LEANDRO, CA 94577-6922

LADIES AND GENTLEMEN:

1. THE UNDERSIGNED, THE BENEFICIARY OF THE ABOVE REFERENCED LETTER OF CREDIT (THE “BENEFICIARY”), HEREBY CERTIFIES THAT THE ABOVE REFERENCED LETTER OF CREDIT IS DUE TO EXPIRE IN LESS THAN 45 DAYS FROM THE DATE OF PRESENTATION OF THIS CERTIFICATE, THE EXTENSION THEREOF OR REPLACEMENT THEREFOR HAS NOT BEEN TIMELY DELIVERED TO THE BENEFICIARY AS WOULD BE REQUIRED BY THE TERMS OF THE THAT CERTAIN FINANCING AGREEMENT, DATED AS OF JANUARY 11, 2016, BY AND AMONG THE ACCURAY INCORPORATED, AS BORROWER, TOMOTHERAPY INCORPORATED, AS BORROWER, THE GUARANTORS PARTY THERETO, THE LENDERS PARTY THERETO AND THE BENEFICIARY AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT FOR THE LENDERS (AS AMENDED, THE “FINANCING AGREEMENT”)).

2. THE DRAFT ACCOMPANYING THIS CERTIFICATE IS IN AN AMOUNT EQUAL TO THE UNDRAWN AMOUNT OF THE ABOVE REFERENCED LETTER OF CREDIT.

3. PAYMENT OF THE DRAFT ACCOMPANYING THIS CERTIFICATE SHOULD BE MADE AVAILABLE SUBJECT TO THE TERMS OF THE ABOVE REFERENCED LETTER OF CREDIT TO THE ACCOUNT OF THE UNDERSIGNED AS FOLLOWS: [SPECIFY ACCOUNT DETAILS].

VERY TRULY YOURS,

CERBERUS BUSINESS FINANCE, LLC

BY:
TITLE:

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